                                                                      EXHIBIT 21


                                                            State of
Subsidiary                                                  Incorporation    Ownership (1)
----------                                                  -------------    -------------
Aetna Inc.                                                  CT                 -
Aetna Services, Inc.                                        CT               100% owned by Aetna Inc.
Aetna U.S. Healthcare Inc.                                  PA               100% owned by Aetna Inc.
Aetna Risk Indemnity Company Limited                        Bermuda          100% owned by Aetna Inc.
Aetna Life Insurance Company                                CT               100% owned by Aetna Services, Inc.
Aetna Retirement Services, Inc.                             CT               100% owned by Aetna Services, Inc.
Aetna Health and Life Insurance Company                     CT               100% owned by Aetna Services, Inc.
Aetna Capital L.L.C.                                        DE                95% owned by Aetna Services, Inc. (2)
Imperial Fire & Marine Re-Insurance Company Limited         United Kingdom    10% owned by Aetna Services, Inc.
Aetna International, Inc.                                   CT               100% owned by Aetna Services, Inc.
AUSHC Holdings, Inc.                                        CT               100% owned by Aetna Services, Inc.
Aetna U.S. Healthcare Dental Plan Inc.                      PA               100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.                           NJ               100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.                           DE               100% owned by Aetna U.S. Healthcare Inc.
U.S. Health Insurance Company                               NY               100% owned by Aetna U.S. Healthcare Inc.
Primary Holdings, Inc.                                      DE               100% owned by Aetna U.S. Healthcare Inc.
Corporate Health Insurance Company                          PA               100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                                  NJ               100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare, Inc.                                       NY               100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                                  CT               100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                                  MA               100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc. (DE)                             DE               100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                                  NH               100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Financial Services, Inc.                    DE               100% owned by Aetna U.S. Healthcare Inc.
Prudential Health Care Plan, Inc.                           TX               100% owned by Aetna U.S. Healthcare Inc.
Prudential Health Care Plan of New York, Inc.               NY               100% owned by Aetna U.S. Healthcare Inc.
Prudential Health Care Plan of Connecticut, Inc.            CT               100% owned by Aetna U.S. Healthcare Inc.
Aetna Health Management, Inc.                               DE               100% owned by Aetna U.S. Healthcare Inc.
NYLCare Health Plans, Inc.                                  DE               100% owned by Aetna U.S. Healthcare Inc.
CMBS Holdings, L.L.C.                                       CT                99% owned by Aetna Life Insurance Company (3)
AHP Holdings, Inc.                                          CT               100% owned by Aetna Life Insurance Company
CMBS Holdings, Inc.                                         TX               100% owned by Aetna Life Insurance Company
CMBS Holdings, Inc.-II                                      CT               100% owned by Aetna Life Insurance Company
Aetna Affordable Housing, Inc.                              CT               100% owned by Aetna Life Insurance Company
85 L.L.C.                                                   DE               100% owned by Aetna Life Insurance Company
Ciculation L.L.C.                                           CT               100% owned by Aetna Life Insurance Company
ALEC Coinvestment Fund I, L.L.C.                            DE               100% owned by Aetna Life Insurance Company
MAXXIM Coinvestment Fund IV, LLC                            DE               100% owned by Aetna Life Insurance Company
Circon Coinvestment Fund IV, LLC                            DE               100% owned by Aetna Life Insurance Company
EBF Group L.L.C.                                            DE                22% owned by Aetna Life Insurance Company
PHPSNE Parent Corporation                                   DE                55% owned by AUSHC Holdings, Inc.
Aetna Retirement Holdings, Inc.                             CT               100% owned by Aetna Retirement Services, Inc.
Aetna Life Insurance Company of America                     CT               100% owned by International, Inc.
Aetna Capital Holdings, Inc.                                CT               100% owned by Aetna International, Inc.
Aetna Life & Casualty (Bermuda) Ltd.                        Bermuda          100% owned by Aetna International, Inc.
Pacific-Aetna Life Insurance Co. Ltd.                       PRC               50% owned by Aetna International, Inc. (4)
Primary Investments, Inc.                                   DE               100% owned by Primary Holdings, Inc.
Aetna U.S. Healthcare Inc.                                  OH               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                                  MD                41% owned by Aetna Health Management, Inc. (5)
Aetna U.S. Healthcare, Inc.                                 FL               100% owned by Aetna Health Management, Inc.
Aetna Dental Care of Kentucky, Inc.                         KY               100% owned by Aetna Health Management, Inc
Aetna U.S. Healthcare of California Inc.                    CA               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                                  LA               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare, Inc.                                 AZ               100% owned by Aetna Health Management, Inc.
Med Southwest, Inc.                                         TX                55% owned by Aetna Health Management, Inc.
Prudential Health Care Plan of California, Inc.             CA               100% owned by Aetna Health Management, Inc.
Prudential Dental Maintenance Organization, Inc.            TX               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Georgia, Inc.                      GA                37% owned by Aetna Health Management, Inc. (6)

                                                         State of
Subsidiary                                               Incorporation    Ownership (1)
----------                                               -------------    -------------
Aetna U.S. Healthcare Dental Plan of California Inc.     CA               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Illinois Inc.                   IL               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                               TX               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                               TN               100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Dental Plan  Inc.                  TX               100% owned by Aetna Health Management, Inc.
Lonestar Holding Co.                                     DE               100% owned by NYLCare Health Plans, Inc.
Aetna U.S. Healthcare Inc.                               MD                44% owned by NYLCare Health Plans, Inc. (5)
Benefit Panel Services, Inc.                             CA                50% owned by NYLCare Health Plans, Inc.
NYLCare Dental Plans of the Southwest, Inc.              TX               100% owned by NYLCare Health Plans, Inc.
Aetna U.S. Healthcare Inc.                               ME               100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of the Southwest, Inc.              TX               100% owned by NYLCare Health Plans, Inc.
The Ethix Corporation                                    DE               100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New York, Inc.                   NY               100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New Jersey, Inc.                 NJ               100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of Connecticut, Inc.                CT               100% owned by NYLCare Health Plans, Inc.
New York Life and Health Insurance Company               DE               100% owned by NYLCare Health Plans, Inc.
NYLCare of Texas, Inc.                                   TX               100% owned by NYLCare Health Plans, Inc.
NYLCare of New England, Inc.                             DE               100% owned by NYLCare Health Plans, Inc.
Aetna Life Insurance and Annuity Company                 CT               100% owned by Aetna Retirement Holdings, Inc.
Aetna Retail Holding Company, Inc.                       CT               100% owned by Aetna Retirement Holdings, Inc.
Aetna Services Holding Company, Inc.                     CT               100% owned by Aetna Retirement Holdings, Inc.
PT Aetna Life Indonesia                                  Indonesia         80% owned by Aetna Life Insurance Company of America
Aetna Heart Investments Holdings Limited                 Taiwan            30% owned by Aetna Life Insurance Company of America
Aetna Health Plans of Southern New England, Inc.         CT               100% owned by PHPSNE Parent Corporation
U.S. Healthcare, Inc.                                    MO               100% owned by Primary Investments, Inc.
United States Health Care Systems of Pennsylvania, Inc.  PA               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Inc.                               MD                15% owned by Primary Investments, Inc. (5)
Aetna U.S. Healthcare of the Carolinas Inc.              NC               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare of Georgia, Inc.                   GA                63% owned by Primary Investments, Inc. (6)
U.S. Health Insurance Company                            CT               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Holdings, Inc.                     DE               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Inc.                               WA               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                              MI               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                              OK               100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare of Alabama Inc.                    AL               100% owned by Primary Investments, Inc.
Prudential Health Care Plan of Georgia, Inc.             GA               100% owned by Primary Investments, Inc.
Aetna Insurance Company of Connecticut                   CT               100% owned by AHP Holdings, Inc.
Southwest Physicians Life Insurance Company              TX               100% owned by Med Southwest, Inc.
Aetna U.S. Healthcare of North Texas Inc.                TX               100% owned by Med Southwest, Inc.
Lone Star Health Plan, Inc.                              TX                90% owned by Lonestar Holding Co. (7)
VivaHealth Incorporated                                  CA               100% owned by Benefit Panel Services, Inc.
ETHIX Northwest, Inc.                                    WA               100% owned by The Ethix Corporation
Aetna Get Fund                                           MA               100% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Encore Fund                               MA                97% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Fund                                      MA                98% owned by Aetna Life Insurance and Annuity Company
Aetna Income Shares                                      MA                97% owned by Aetna Life Insurance and Annuity Company
Aetna Insurance Company of America                       CT               100% owned by Aetna Life Insurance and Annuity Company
Aetna Series Fund, Inc.                                  MD                28% owned by Aetna Life Insurance and Annuity Company (8)

                                                State of
Subsidiary                                      Incorporation    Ownership (1)
----------                                      -------------    -------------
Aetna Balance VP Inc.                           MD                99% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Portfolios, Inc.                 MD                99% owned by Aetna Life Insurance and Annuity Company
Aetna Generation Portfolios, Inc.               MD                99% owned by Aetna Life Insurance and Annuity Company
Portfolio Partners, Inc.                        MD                97% owned by Aetna Life Insurance and Annuity Company (9)
Aetna New Series Fund, Inc.                     MD               100% owned by Aetna Life Insurance and Annuity Company
Aetna Investment Services, Inc.                 CT               100% owned by Aetna Retail Holding Company, Inc.
FNI International, Inc.                         CA               100% owned by Aetna Retail Holding Company, Inc.
Aetna Financial Services, Inc.                  CT               100% owned by Aetna Retail Holding Company, Inc.
Aetna Investment Adviser Holding Company, Inc.  CT               100% owned by Aetna Life Insurance and Annuity Company
Systematized Benefits Administrators, Inc.      CT               100% owned by Aetna Services Holding Company, Inc.
Aetna U.S. Healthcare, Inc.                     CO               100% owned by Aetna U.S. Healthcare Holdings, Inc.
NYLCare Health Plans of the Gulf Coast, Inc.    TX               100% owned by Lone Star Health Plan, Inc.
Aetna U.S. Healthcare of Washington Inc.        WA               100% owned by Ethix Northwest, Inc.
Aeltus Investment Management, Inc.              CT               100% owned by Aetna Investment Adviser Holding Company, Inc.
Financial Network Investment Corporation        CA               100% owned by FNI International, Inc.
Aeltus Capital Inc.                             CT               100% owned by Aeltus Investment Management, Inc.


(1) Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)  Aetna Capital Holdings, Inc. owns 5% of Aetna Capital L.L.C.
(3)  CMBS Holdings, Inc. - II owns 1% of CMBS Holdings, L.L.C.
(4) Aetna Life Insurance Company owns 1% of Pacific - Aetna Life Insurance Co. Ltd.
(5) NYLCare Health Plans, Inc. owns 44%, Aetna Health Management, Inc. owns 41% and Primary Investments, Inc. owns 15% of Aetna U.S. Healthcare Inc.
(6) Primary Investments, Inc. owns 63% and Aetna Health Management, Inc. owns 37% of Aetna U.S. Healthcare of Georgia, Inc.
(7)  NYLCare Health Plans, Inc. owns 10% of this company.
(8)  Aetna Life Insurance Company owns 1% of Aetna Series Fund, Inc.
(9)  Aetna Insurance Company of America owns 3% of Portfolio Partners, Inc.


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